TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Transamerica Value Balanced
Supplement dated June 1, 2007 to Prospectuses dated March 1, 2007
The following supplements, amends and replaces the information under the section entitled “Management — Portfolio Managers” of the Prospectuses:
Equity Portfolio Manager: Michelle E. Stevens, CFA, is Principal, Managing Director and Portfolio Manager of Transamerica Investment Management, LLC (TIM). She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds a M.B.A from the University of Cincinnati and received her B.A. in economics from Wittenberg University.
Fixed-Income Portfolio Manager: Heidi Y. Hu, CFA, is Principal Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds a M.B.A from the University of Chicago and received her B.A. in economics from Lewis & Clark College.
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Investors should retain this Supplement for future reference.